UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 25, 2013

Liberto, Inc.
(Exact name of Registrant as specified in its charter)

Nevada	000-53983	N/A
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	No.)

Lot 7B Blk 7 Emerald St.,
Gold Riverville Subd. Burgos, Montalban
Rizal, Philippines
(Address of principal executive offices)
63-920-938-0830
 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see  General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

SECTION 8 –  OTHER EVENTS

Item 8.01 Other Events.

Stock Dividend

On April 25, 2013, Liberto, Inc. (the “Company”) effected an 11 for 1 forward stock split of all of its issued and outstanding shares of common stock, by way of a stock dividend (the “Stock Dividend”).  Shareholders of the Company holding certificated shares will be issued an additional ten shares of common stock for each one share held.  The Stock Dividend will increase the number of the Company’s issued and outstanding common stock to 23,650,000, from the current 2,150,000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Liberto, Inc.

	By:	/s/ Anthony Martin
Anthony Martin
Date: April 29, 2013		Chief Executive Officer